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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 25, 2003

                              PROGINET CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                         000-30151                        11-3264929
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
(STATE OR OTHER JURISDICTION        (COMMISSION FILE NUMBER)              (IRS EMPLOYER
      OF INCORPORATION)                                                IDENTIFICATION NO.)

200 GARDEN CITY PLAZA, GARDEN CITY, NEW YORK                       11530
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 535-3600

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  Exhibits
                99.1 Press Release dated November 25, 2003


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 25, 2003, Proginet Corporation issued a press release announcing its financial results for the quarter ended October 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROGINET CORPORATION
                                      (Registrant)

  Date:   NOVEMBER 25, 2003           By:    /s/  Kevin M. Kelly
                                             ----------------------------------
                                      Name:  Kevin M. Kelly
                                      Title: President/Chief Executive Officer

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                                  EXHIBIT INDEX

  EXHIBIT NO.              DESCRIPTION
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    99.1                   Press Release dated November 25 , 2003 regarding
                           financial information for Proginet Corporation for
                           the quarter ended October 31, 2003.